Exhibit 10.2

FIRST AMENDMENT

FIRST AMENDMENT, dated as of September 14, 2012 (this “Amendment”), to the Term Loan Credit Agreement, dated as of April 15, 2011 (as amended, modified, restated and supplemented from time to time, the “Credit Agreement”), among UniTek Global Services, Inc., a Delaware corporation (the “Borrower”), the lending and other financial institutions from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), and FBR Capital Markets LT, Inc., as Documentation Agent, Syndication Agent and Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, pursuant to Section 2.18 of the Credit Agreement, the Borrower has requested that $15,000,000 of Incremental Term Loans (the “Incremental Term Loans”) be made available to the Borrower;

WHEREAS, pursuant to Section 2.18(d), the Credit Agreement may be amended to the extent necessary to reflect the existence and terms of Incremental Term Loans evidenced thereby;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS, the Administrative Agent and the Borrower are willing to agree to such amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Definitions.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendment to Section 1.1.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition in alphabetical order:

“Incremental Term Loan Commitments” as to any Lender, the obligation of such Lender, if any, to make an Incremental Term Loan to the Borrower in a principal amount not to exceed the amount set forth opposite such Lender’s name on an Increased Facility Activation Notice.

(b) The following definition in Section 1.1 of the Credit Agreement is hereby amended as follows:

The definition of “Commitments” is hereby amended by adding the words “and the Incremental Term Loan Commitments of such Lender, if any” immediately after the words “Tranche B Term Commitment”.

SECTION 3. Amendment to Section 2.5(b).  Section 2.5(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

(b) If all or any portion of the Term Loans are (i) repaid or (ii) repriced (or effectively refinanced) through any amendment of this Agreement (collectively, “Refinanced Loans”) (x) prior to the first anniversary of the Closing Date, the Borrower shall pay to the Lenders holding such Refinanced Loans a prepayment premium equal to 2.00% of the aggregate principal amount so repaid or repriced (or, in the case of clause (ii) above, of the aggregate amount of Term Loans outstanding immediately prior to such amendment), and (y) on or following the first anniversary of the Closing Date through the second anniversary of the Closing Date, the Borrower shall pay to the Lenders holding such Refinanced Loans a prepayment premium equal to 1.00% of the aggregate principal amount so repaid or repriced (or, in the case of clause (ii) above, of the aggregate amount of Term Loans outstanding immediately prior to such amendment).

SECTION 4. Amendment to Section 9.1.  The penultimate paragraph of Section 9.1 of the Credit Agreement is hereby amended by adding the phrase “or all outstanding Term Loans” immediately after the words “Tranche B Term Loans” in the first sentence thereof.

SECTION 5. Representations and Warranties.  The Borrower hereby represents and warrants that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be, after giving effect to this Amendment, true and correct in all material respects on and as of such date as if made on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly date to an earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date and (b) no Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.

SECTION 6. Reaffirmation of Loan Documents.  By signing this Amendment, each Loan Party hereby ratifies and confirms that its obligations and liabilities under the Credit Agreement as modified hereby and the other Loan Documents to which it is a party remain in full force and effect on a continuous basis after giving effect to this Amendment. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned by such Person pursuant to the Loan Documents and all guarantee obligations of such Person under the Loan Documents remain in full force and effect and secure and guarantee full payment and performance of the Obligations as increased and amended by the Incremental Term Loans, the Increased Activation Notice and this Amendment.

SECTION 7. Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, the Increased Facility Activation Notice and any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 8. GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.12 AND 9.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH HEREIN.

SECTION 9. Amendments; Execution in Counterparts.  (a)  This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

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(b) The Borrower and the other parties hereto hereby acknowledge and agree that this Amendment shall constitute a “Loan Document” as such term is used in the Credit Agreement, and each reference in the Credit Agreement as amended hereby to the “Loan Documents” shall be deemed to include this Amendment.

(c) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, including by means of facsimile or electronic transmission in .pdf format, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

UNITEK GLOBAL SERVICES, INC.

By:	/s/ Ronald J. Lejman
Name: Ronald J. Lejman
Title: Chief Financial Officer

UNITEK ACQUISITION, INC.

By:	/s/ Ronald J. Lejman
Name: Ronald J. Lejman
Title: Chief Financial Officer

NEXLINK GLOBAL SERVICES. INC. (f/k/a BCI COMMUNICATIONS, INC.)

By:	/s/ Ronald J. Lejman
Name: Ronald J. Lejman
Title: Chief Financial Officer

UNITEK USA, LLC

By:	/s/ Ronald J. Lejman
Name: Ronald J. Lejman
Title: Chief Financial Officer

ADVANCED COMMUNICATIONS USA, INC

By:	/s/ Ronald J. Lejman
Name: Ronald J. Lejman
Title: Chief Financial Officer

DIRECTSAT USA, LLC

By:	/s/ Ronald J. Lejman
Name: Ronald J. Lejman
Title: Chief Financial Officer

[Signature Page-First Amendment to Credit Agreement]

FTS USA, LLC

By:	/s/ Ronald J. Lejman
Name: Ronald J. Lejman
Title: Chief Financial Officer

[Signature Page-First Amendment to Credit Agreement]

FBR CAPITAL MARKETS LT, INC.,
as Administrative Agent

By:	/s/ Robert J. Kiernan
Name: Robert J. Kiernan
Title: Senior Vice President

[Signature Page-First Amendment to Credit Agreement]